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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


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                                    FORM 8-K

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                                 CURRENT REPORT
                             Pursuant to Section 13
                           or 15(d) of the Securities
                              Exchange Act of 1934


Date of Report (Date of earliest event reported):  July 26, 2001
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                          Doral Financial Corporation
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            (Exact name of registrant as specified in this charter)

         Puerto Rico                             0-17224                          66-0312162
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(State or other jurisdiction of            (Commission File No.)      (IRS Employer Identification No.)
incorporation)

1159 Franklin D. Roosevelt Avenue, San Juan, Puerto Rico         00920
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:    (787) 749-7100
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ITEM 5.  OTHER EVENTS

         On July 26, 2001, Doral Financial Corporation (the "Company") agreed to sell 4,400,000 shares of its common stock, par value $1.00 per share, at a price to the public of $32.00 per share, in a public underwritten offering pursuant to a Prospectus Supplement, dated July 26, 2001, and a Prospectus dated March 7, 2001. The Company also granted the underwriters an option to purchase up to an additional 660,000 shares at the same price for a period of 30 days to cover over-allotments. The sale will be completed pursuant to an Underwriting Agreement (the "Underwriting Agreement") dated July 26, 2001, among the Company, UBS Warburg LLC, Deutsche Banc Alex. Brown Inc. and Brean Murray & Co., Inc. The Underwriting Agreement, as well as various legal opinions relating to the offering are being filed as exhibits hereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.       Description
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 1.1              Underwriting Agreement, dated July 26, 2001, among Doral
                  Financial Corporation, UBS Warburg LLC, Deutsche Banc Alex.
                  Brown Inc. and Brean Murray & Co., Inc.

 5.1 Opinion of Pietrantoni Mendez & Alvarez LLP regarding legality of offered shares.

 8.1 Opinion of Pietrantoni Mendez & Alvarez LLP regarding tax matters.

23.1              Consent of Pietrantoni Mendez & Alvarez LLP (included in
                  Exhibit 5.1)

  99              Press Release dated July 27, 2001

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             DORAL FINANCIAL CORPORATION



                                             By:     /s/ Richard F. Bonini
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                                                       Richard F. Bonini
                                                 Senior Executive Vice President
                                                   and Chief Financial Officer



Date: July 27, 2001





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